SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 24,1998

                              SHERWOOD BRANDS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NORTH CAROLINA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       1-14091                                            56-1349259
(COMMISSION FILE NUMBER                        (IRS EMPLOYER IDENTIFICATION NO.)

                              SHERWOOD BRANDS, INC.
                              6110 EXECUTIVE BLVD.
                                   SUITE 1080
                            ROCKVILLE, MARYLAND 20852
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 881-9340


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ITEM 5.  OTHER EVENTS

         The Registrant incorporates herein by reference the information disclosed in Exhibit 99 filed herewith.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) & (b) It is currently not feasible to provide financial statements, pro forma or otherwise, required pursuant to Regulation S-K in connection with the acquisition identified in Item 2 above. This Report will be amended within 60 days from the date this Report is filed in connection with the provision of such information.

(c)      Exhibit 10.1      Receiver's Bill of Sale by Allen M. Shine, as
                           receiver of E. Rosen Company, dated September 24,
                           1998.

         Exhibit 99 Press release of Sherwood Brands, Inc. dated September 18, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SHERWOOD BRANDS, INC.

Date:  October 8, 1998              By:/S/ ANAT SCHWARTZ
                                       -----------------------------------------
                                         Anat Schwartz, Vice President


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                                 EXHIBIT INDEX


EXHIBIT                              DESCRIPTION
-------                              -----------

Exhibit 10.1     Receiver's Bill of Sale by Allen M. Shine, as receiver of
                 E. Rosen Company, dated September 24, 1998.

Exhibit 99       Press release of Sherwood Brands, Inc. dated September 18, 1998